EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT,
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

For purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the Annual Report of Quovadx, Inc. (the “Registrant”) on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”), the undersigned President and Chief Executive Officer of the Registrant hereby certifies, to the best of his knowledge and belief, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Harvey A. Wagner
Harvey A. Wagner
President and Chief Executive Officer (Principal Executive Officer)

March 9, 2005